SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2008

ProAssurance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)
100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATION AND FINANCIAL CONDITION

On February 26, 2008 we issued a news release reporting the results of our operations for the quarter and year ended December 31, 2007.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

We have executed new severance agreements with our senior executive officers, excluding W. Stancil Starnes who has an employment agreement that includes the terms of his severance compensation.

The new severance agreement will replace the previously disclosed severance agreements that are currently in effect and will modify the terms of severance agreements to be replaced as follows:

• severance benefits are increased to 2x compensation if the executive is terminated without cause or terminates for good reason within two years after a change of control;

• the agreement provides for reimbursement for any excise tax that may be incurred as a result of the payment of the severance benefit;

• the covenant not to compete proscribes broader competitive activities; and

• the provisions regarding payment of severance benefits are modified to comply with Code Section 409A.

We also executed a revised severance agreement with Victor T. Adamo. His agreement differs from the severance agreements offered to other executive officers in that he is entitled to severance benefits at 2x annual compensation on termination of employment during the term of his agreement and he has certain rights to unilaterally trigger the agreement through December 31, 2010.

We also executed a one-year employment agreement with Paul R. Butrus which provides for a base salary of $300,000 through December 31, 2008. Mr. Butrus no longer holds an executive office at ProAssurance.

Copies of the referenced agreements will be filed as exhibits to ProAssurance's Annual Report on Form 10-K for the year ended December 31, 2007.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

99.1   Press release reporting results of our operations for the quarter and year ended December 31, 2007.

The information we are furnishing in this Current Report on Form 8K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 26, 2008

PROASSURANCE CORPORATION

By: /s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice President

3